UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-4254

Smith Barney Income Funds
(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY 10004
(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.
Legg Mason & Co., LLC
300 First Stamford Place,4th Fl.
Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 451-2010

Date of fiscal year end: July 31
Date of reporting period: January 31, 2006

ITEM 1.	REPORT TO STOCKHOLDERS.

        The Semi-Annual Report to Stockholders is filed herewith.

Smith Barney
Exchange Reserve Fund

S E M I - A N N U A L

R E P O R T

JANUARY 31, 2006

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

	Smith Barney Exchange Reserve Fund

Semi-Annual Report • January 31, 2006

What’s Inside
	Letter from the Chairman	I
	Fund at a Glance	1
	Fund Expenses	2
	Schedule of Investments	4
	Statement of Assets and Liabilities	6
	Statement of Operations	7
	Statements of Changes in Net Assets	8
Fund Objective The Fund seeks to maximize current income to the extent con- sistent with the preservation of capital and the maintenance of liquidity.	Financial Highlights	9
	Notes to Financial Statements	11
	Board Approval of Management Agreement	18
	Additional Shareholder Information	25

Under a licensing agreement between Citigroup and Legg Mason, the names of funds, the names of any classes of shares of funds, and the names of investment managers of funds, as well as all logos, trademarks and service marks related to Citigroup or any of its affiliates (“Citi Marks”) are licensed for use by Legg Mason. Citi Marks include, but are not limited to, “Smith Barney,” “Salomon Brothers,” “Citi,” and “Citigroup Asset Management”. Legg Mason and its affiliates, as well as the Fund’s investment manager, are not affiliated with Citigroup.

All Citi Marks are owned by Citigroup, and are licensed for use until no later than one year after the date of the licensing agreement.

Letter from the Chairman

R. JAY GERKEN, CFA Chairman, President and Chief Executive Officer

Dear Shareholder,

Despite numerous obstacles, including rising short-term interest rates, surging oil prices, a destructive hurricane season, and geopolitical issues, the U.S. economy continued to expand during the reporting period. After a 3.3% advance in the second quarter of 2005, gross domestic product (“GDP”)[i] growth was 4.1% in the third quarter. However, there were mixed economic signals in the fourth quarter. While the Labor Department announced that the unemployment rate fell to 4.7% in December, its lowest level in four years, fourth quarter GDP growth was 1.6%, lower than expected.

Given the overall strength of the economy and inflationary pressures, the Federal Reserve Board (“Fed”)ii continued to raise interest rates throughout the period. After raising rates nine times from June 2004 through July 2005, the Fed increased its target for the federal funds rateiii in 0.25% increments five additional times over the reporting period. This represents the longest sustained Fed tightening cycle since the 1970s. All told, the Fed’s fourteen rate hikes have brought the target for the federal funds rate from 1.00% to 4.50%.

Given the Fed’s actions and high oil prices fueling inflationary concerns, both short- and long-term yields rose over the reporting period. During the six months ended January 31, 2006, two-year Treasury yields rose from 4.04% to 4.54%. Over the same period, 10-year Treasury yields moved from 4.32% to 4.53%. At the end of the reporting period, the yield curve was slightly inverted, as the yield on two-year Treasuries surpassed that of 10-year Treasuries. This anomaly has historically foreshadowed an economic slowdown or recession.

Smith Barney Exchange Reserve Fund	I

Given the increase in short-term rates, the yields available from money market instruments steadily rose over the six-month reporting period.

Performance Review

As of January 31, 2006, the seven-day current yield for Class B shares of the Smith Barney Exchange Reserve Fund was 3.39% and its seven-day effective yield, which reflects compounding, was 3.45%.[1]

Smith Barney Exchange Reserve Fund Yields as of January 31, 2006 (unaudited)
	Seven Day Current Yield[1]	Seven Day Effective Yield[1]
Class B Shares	3.39%	3.45%
Class C Shares	3.24%	3.29%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. To obtain performance data current to the most recent month-end, please visit our website at www.citigroupam.com.

An investment in the Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Special Shareholder Notice

On December 1, 2005, Citigroup Inc. (“Citigroup”) completed the sale of substantially all of its asset management business, Citigroup Asset Management (“CAM”), to Legg Mason, Inc. (“Legg Mason”). As a result, the Fund’s investment adviser (the “Manager”), previously an indirect wholly-owned subsidiary of Citigroup, has become a wholly-owned subsidiary of Legg Mason. Completion of the sale caused the Fund’s existing investment management contract to terminate. The Fund’s shareholders previously approved a new investment management contract between the Fund and the Manager, which became effective on December 1, 2005.

Effective April 7, 2006, the Smith Barney Exchange Reserve Fund will be renamed the Legg Mason Partners Exchange Reserve Fund.

1

The seven-day current yield reflects the amount of income generated by the investment during that seven-day period and assumes that the income is generated each week over a 365-day period. The yield is shown as a percentage of the investment. The seven-day effective yield is calculated similarly to the seven-day current yield but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The effective yield typically will be slightly higher than the current yield because of the compounding effect of the assumed reinvestment.

II	Smith Barney Exchange Reserve Fund

Information About Your Fund

As you may be aware, several issues in the mutual fund industry have recently come under the scrutiny of federal and state regulators. The Fund’s Manager and some of its affiliates have received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the Fund’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Fund has been informed that the Manager and its affiliates are responding to those information requests, but are not in a position to predict the outcome of these requests and investigations.

Important information concerning the Fund and its Manager with regard to recent regulatory developments is contained in Notes to Financial Statements included in this report.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you continue to meet your financial goals.

Sincerely,

R. Jay Gerken, CFA
Chairman, President and Chief Executive Officer

February 17, 2006

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. The U.S. government guarantee of principal and interest payments only applies to underlying securities in the Fund’s portfolio, not the Fund’s shares. Please note the Fund’s shares are not guaranteed by the U.S. government or its agencies.

i	Gross domestic product is a market value of goods and services produced by labor and property in a given country.
ii

The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.

Smith Barney Exchange Reserve Fund	III

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Investment Breakdown

Commercial Paper

Fund at a Glance (unaudited)

Certificates of Deposit (Yankee)

As a Percent of Total Investments

62.6%

30.6%

6.2%

Certificates of Deposit

Time Deposit

0.6%

0.0%

10.0%

20.0%

30.0%

40.0%

50.0%

60.0%

70.0%

80.0%

January 31, 2006

Smith Barney Exchange Reserve Fund 2006 Semi-Annual Report	1

Fund Expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including back-end sales charges (loads) on redemptions; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on August 1, 2005 and held for the six months ended January 31, 2006.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)
	Actual Total Return Without Sales Charges(2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(3)
Class B	1.42%	$1,000.00	$1,014.20	1.19%	$6.04
Class C	1.31	1,000.00	1,013.10	1.41	7.15
(1)	For the six months ended January 31, 2006.
(2)

Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares. Total return is not annualized, as it may not be representative of the total return for the year. Past performance is no guarantee of future results.

(3)

Expenses are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

2	Smith Barney Exchange Reserve Fund 2006 Semi-Annual Report

Fund Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return(1)
	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(2)
Class B	5.00%	$1,000.00	$1,019.21	1.19%	$6.06
Class C	5.00	1,000.00	1,018.10	1.41	7.17
(1)	For the six months ended January 31, 2006.
(2)

Expenses are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Smith Barney Exchange Reserve Fund 2006 Semi-Annual Report	3

Schedule of Investments (January 31, 2006) (unaudited)
Smith Barney Exchange Reserve Fund
Face Amount	Security	Value

SHORT-TERM INVESTMENTS — 99.6%
Commercial Paper (a) — 62.4%
$7,000,000	Albis Capital Corp., 4.551% due 3/14/06	$6,963,966
7,000,000	Bavaria TRR Corp., 4.363% due 2/3/06	6,998,308
7,700,000	Beethoven Funding Corp., 4.378% due 2/3/06	7,698,139
7,000,000	Berkeley Square Finance LLC, 4.383% due 2/6/06	6,995,752
7,000,000	Carmel Mountain Funding Trust, 4.388% due 2/9/06	6,993,202
3,131,000	CBA Delaware Finance, 4.507% due 2/27/06	3,120,847
7,000,000	Crown Point Capital Co.LLC, 4.446% due 2/17/06	6,986,218
7,000,000	Fenway Funding LLC, 4.595% due 3/10/06	6,967,121
6,855,000	Hannover Funding Co.LLC, 4.498% due 2/21/06	6,837,939
6,004,000	Legacy Capital Co., 4.324% due 2/1/06	6,004,000
7,000,000	Liberty Harbour CDO Inc., 4.570% due 3/3/06	6,973,458
5,000,000	Main Street Warehouse Funding, 4.548% due 2/8/06	4,995,586
7,000,000	Mica Funding LLC, 4.417% due 2/13/06	6,989,733
7,000,000	Monument Gardens Funding LLC, 4.556% due 2/23/06	6,980,579
7,000,000	Ormond Quay Funding LLC, 4.564% due 2/24/06	6,979,651
7,114,000	Park Sienna LLC, 4.527% due 2/24/06	7,093,502
2,000,000	Saint Germain Holdings Inc., 4.557% due 3/28/06	1,986,189
7,000,000	Strand Capital LLC, 4.532% due 3/17/06	6,961,500
7,000,000	Tasman Funding Inc., 4.406% due 2/3/06	6,998,297
	Total Commercial Paper
	(Cost — $121,523,987)	121,523,987
Certificates of Deposit (Yankee) — 30.4%
7,300,000	Abbey National Treasury Services PLC, 4.350% due 2/8/06	7,300,000
7,000,000	Bank of Nova Scotia, 4.860% due 1/30/07	6,999,283
7,000,000	Barclays Bank PLC NY, 4.250% due 2/1/06	7,000,000
5,000,000	BNP Paribas NY Branch, 4.480% due 4/13/06	5,000,000
5,000,000	Dexia Bank NY Branch, 4.330% due 2/1/06	5,000,000
7,000,000	Fortis Bank NY, 4.265% due 2/14/06	6,999,302
7,000,000	HBOS Treasury Services NY, 3.880% due 2/6/06	6,999,472
7,000,000	Royal Bank of Canada NY, 4.500% due 3/31/06	7,000,000
7,000,000	Svenska Handelsbanken NY, 4.360% due 2/14/06	7,000,000
	Total Certificates of Deposit (Yankee)
	(Cost — $59,298,057)	59,298,057
Certificates of Deposit — 6.2%
7,000,000	Branch Banking & Trust Co., 4.500% due 3/1/06	7,000,000
5,000,000	SunTrust Bank, 4.700% due 7/25/06	5,000,000
	Total Certificates of Deposit
	(Cost — $12,000,000)	12,000,000

See Notes to Financial Statements.

4	Smith Barney Exchange Reserve Fund 2006 Semi-Annual Report

Schedule of Investments (January 31, 2006) (unaudited) (continued)
Face Amount	Security	Value

Time Deposit— 0.6%
$1,237,000	Royal Bank of Canada, 4.480% due 2/1/06
	(Cost — $1,237,000)	$1,237,000
	TOTAL INVESTMENTS — 99.6% (Cost — $194,059,044#)	194,059,044
	Other Assets in Excess of Liabilities — 0.4%	699,656
	TOTAL NET ASSETS — 100.0%	$194,758,700

(a)  Rate shown represents yield to maturity.

#   Aggregate cost for federal income tax purposes is substantially the same.

See Notes to Financial Statements.

Smith Barney Exchange Reserve Fund 2006 Semi-Annual Report	5

Statement of Assets and Liabilities (January 31, 2006) (unaudited)
ASSETS:
Investments, at amortized cost	$194,059,044
Cash	585
Receivable for Fund shares sold	1,048,628
Interest receivable	408,495
Prepaid expenses	22,713
Other assets	11,503
Total Assets	195,550,968
LIABILITIES:
Payable for Fund shares repurchased	452,933
Transfer agent fees payable	150,009
Investment management fee payable	74,144
Distribution fees payable	29,259
Distributions payable	22,960
Deferred compensation payable	12,884
Trustees’ fees payable	3,180
Accrued expenses	46,899
Total Liabilities	792,268
Total Net Assets	$194,758,700
NET ASSETS:
Par value (Note 5)	$194,779
Paid-in capital in excess of par value	194,570,963
Overdistributed net investment income	(6,668)
Accumulated net realized loss on investments	(374)
Total Net Assets	$194,758,700
Shares Outstanding:
Class B	50,985,284
Class C	143,793,510
Net Asset Value:
Class B*	$1.00
Class C*	$1.00
*

Redemption price is NAV of Class B and C shares reduced by a 4.50% and 1.00% contingent deferred sales charge (“CDSC”), respectively, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

6	Smith Barney Exchange Reserve Fund 2006 Semi-Annual Report

Statement of Operations (For the six months ended January 31, 2006) (unaudited)
INVESTMENT INCOME:
Interest	$3,872,791
EXPENSES:
Distribution fees (Notes 2 and 3)	485,322
Investment management fee (Note 2)	340,156
Transfer agent fees (Notes 2 and 3)	270,929
Administration fees	112,568
Registration fees	25,278
Audit and tax	16,051
Shareholder reports (Note 3)	15,854
Custody fees	13,361
Legal fees	13,199
Trustees’ fees (Note 2)	7,860
Insurance	4,043
Miscellaneous expenses	1,148
Total Expenses	1,305,769
Net Investment Income	2,567,022
Net Realized Loss	(147)
Increase in Net Assets From Operations	$2,566,875

See Notes to Financial Statements.

Smith Barney Exchange Reserve Fund 2006 Semi-Annual Report	7

Statements of Changes in Net Assets
For the six months ended January 31, 2006 (unaudited)
and the year ended July 31, 2005
	2006	2005
OPERATIONS:
Net investment income	$2,567,022	$2,280,215
Net realized loss	(147)	(174)
Increase in Net Assets From Operations	2,566,875	2,280,041
DISTRIBUTIONS TO SHAREHOLDERS FROM
(NOTES 1 AND 4):
Net investment income	(2,567,022)	(2,280,215)
Decrease in Net Assets From Distributions to Shareholders	(2,567,022)	(2,280,215)
FUND SHARE TRANSACTIONS (NOTE 5):
Net proceeds from sale of shares	104,165,835	260,492,221
Reinvestment of distributions	2,569,880	1,925,491
Cost of shares repurchased	(99,545,512)	(280,239,720)
Increase (Decrease) in Net Assets From
Fund Share Transactions	7,190,203	(17,822,008)
Increase (Decrease) in Net Assets	7,190,056	(17,822,182)
NET ASSETS:
Beginning of period	187,568,644	205,390,826
End of period*	$194,758,700	$187,568,644
*Includes overdistributed net investment income of:	$(6,668)	$(6,668)

See Notes to Financial Statements.

8	Smith Barney Exchange Reserve Fund 2006 Semi-Annual Report

Financial Highlights

For a share of each class of beneficial interest outstanding throughout each year ended July 31, unless otherwise noted:

Class B Shares(1)	2006	(2)	2005	2004		2003	2002		2001
Net Asset Value, Beginning of Period	$1.000		$1.000	$1.000		$1.000	$1.000		$1.000
Net investment income	0.014		0.012	0.001	(3)	0.003	0.010	(3)	0.044	(3)
Distributions from net investment income	(0.014)		(0.012)	(0.001	)(4)	(0.003)	(0.010	)(4)	(0.044	)(4)

Net Asset Value, End of Period	$1.000		$1.000	$1.000		$1.000	$1.000		$1.000
Total Return(5)	1.42%		1.26%	0.10%		0.30%	1.04%		4.50%
Net Assets, End of Period (millions)	$51		$61	$91		$128	$164		$91
Ratios to Average Net Assets:
Gross expenses	1.19	%(6)	1.20%	1.21%		1.17%	1.19%		1.25%
Net expenses	1.19	(6)	1.17 (7)	0.99	(7)	1.12 (7)	1.19		1.25
Net investment income	2.77	(6)	1.19	0.10		0.31	1.03		4.37
(1)	Per share amounts have been calculated using the average shares method.
(2)	For the six months ended January 31, 2006 (unaudited).
(3)	Includes short-term capital gains.
(4)	Includes distributions of net realized gains.
(5)

Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized.

(6)	Annualized.
(7)	The investment manager has voluntarily waived a portion of its management fees and/or reimbursed expenses.

See Notes to Financial Statements.

Smith Barney Exchange Reserve Fund 2006 Semi-Annual Report	9

Financial Highlights (continued)

For a share of each class of beneficial interest outstanding throughout each year ended July 31, unless otherwise noted:

Class C Shares(1)	2006	(2)	2005	2004		2003	2002		2001
Net Asset Value, Beginning of Period	$1.000		$1.000	$1.000		$1.000	$1.000		$1.000
Net investment income	0.013		0.011	0.001	(3)	0.003	0.010	(3)	0.044	(3)
Distributions from net investment income	(0.013)		(0.011)	(0.001	)(4)	(0.003)	(0.010	)(4)	(0.044	)(4)

Net Asset Value, End of Period	$1.000		$1.000	$1.000		$1.000	$1.000		$1.000
Total Return(5)	1.31%		1.11%	0.11%		0.29%	1.02%		4.47%
Net Assets, End of Period (millions)	$144		$127	$114		$91	$78		$41
Ratios to Average Net Assets:
Gross expenses	1.41	%(6)	1.35%	1.22%		1.20%	1.22%		1.27%
Net expenses	1.41	(6)	1.33 (7)	0.99	(7)	1.13 (7)	1.22		1.27
Net investment income	2.59	(6)	1.12	0.11		0.28	0.98		4.22

(1)	Per share amounts have been calculated using the average shares method.
(2)	For the six months ended January 31, 2006 (unaudited).
(3)	Includes short-term capital gains.
(4)	Includes distributions of net realized gains.
(5)

Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized.

(6)	Annualized.
(7)	The investment manager has voluntarily waived a portion of its management fees and/or reimbursed expenses.

See Notes to Financial Statements.

10	Smith Barney Exchange Reserve Fund 2006 Semi-Annual Report

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

The Smith Barney Exchange Reserve Fund (the “Fund”), is a separate diversified investment fund of the Smith Barney Income Funds (the “Trust”), a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment valuation. Money market instruments are valued at amortized cost, in accordance with Rule 2a-7 under the 1940 Act, which approximates market value. This method involves valuing portfolio securities at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. The Fund’s use of amortized cost is subject to their compliance with certain conditions as specified under Rule 2a-7 of the 1940 Act.

(b) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. The cost of investments sold is determined by use of the specific identification method.

(c) Distributions to Shareholders. Distributions from net investment income for the Fund are declared each business day to shareholders of record, and are paid monthly. Distributions of net realized gains, if any, are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(d) Class Accounting. Investment income, common expenses and realized/unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that class.

(e) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements.

(f) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share.

Smith Barney Exchange Reserve Fund 2006 Semi-Annual Report	11

Notes to Financial Statements (unaudited) (continued)

2.	Investment Management Agreement and Other Transactions with Affiliates

On December 1, 2005, Citigroup Inc. (“Citigroup”) completed the sale of substantially all of its asset management business, Citigroup Asset Management (“CAM”), to Legg Mason, Inc. (“Legg Mason”). As a result, the Fund’s investment adviser and administrator, Smith Barney Fund Management LLC (“SBFM” and the “Manager”), previously an indirect wholly-owned subsidiary of Citigroup, has become a wholly-owned subsidiary of Legg Mason. Completion of the sale caused the Fund’s existing investment advisory and administrative contracts to terminate. The Fund’s shareholders approved a new investment management contract between the Fund and the Manager, which became effective on December 1, 2005.

Legg Mason, whose principal executive offices are in Baltimore, Maryland, is a financial services holding company.

Prior to October 1, 2005, the Fund paid the Manager an investment advisory fee calculated at an annual rate of 0.30% of the Fund’s average daily net assets and an administration fee calculated at an annual rate of 0.20% of the Fund’s average daily net assets.

Effective October 1, 2005, the administration fee payable by the Fund was changed to the following breakpoint schedule:

Average Daily Net Assets	Administration Fee
First $1 billion	0.150%
Next $1 billion	0.125
Next $3 billion	0.100
Next $5 billion	0.075
Over $10 billion	0.050

Effective December 1, 2005, as a result of the termination of the administration contract, this administration fee was no longer applicable.

Under the new Investment Management agreement, effective December 1, 2005, the Fund pays the Manager a management fee, which is calculated daily and payable monthly, at an annual rate of the Fund’s average daily net assets in accordance with the following schedule:

Average Daily Net Assets	Management Fee
First $1 billion	0.450%
Next $1 billion	0.425
Next $3 billion	0.400
Next $5 billion	0.375
Over $10 billion	0.350

The Fund’s Board has approved PFPC Inc. (“PFPC”) to serve as transfer agent for the Fund, effective January 1, 2006. The principal business office of PFPC is located at 4400 Computer Drive, Westborough, MA 01581. Prior to January 1, 2006, Citicorp Trust

12	Smith Barney Exchange Reserve Fund 2006 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

Bank, fsb. (“CTB”), a subsidiary of Citigroup, acted as the Fund’s transfer agent. Also, prior to January 1, 2006, PFPC and Primerica Shareholder Services (“PSS”), another subsidiary of Citigroup, acted as the Fund’s sub-transfer agents. CTB received account fees and asset-based fees that varied according to the size and type of account. PFPC and PSS were responsible for shareholder recordkeeping and financial processing for all shareholder accounts and was paid by CTB. For the period ended January 31, 2006, the Fund paid transfer agent fees of $63,537 to CTB.

The Fund’s Board has appointed the Fund’s current distributor, Citigroup Global Markets Inc. (“CGM”), Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason and PFS Investments, Inc. (“PFS”), as co-distributors of the Fund. The Fund’s Board has also approved, amended and restated Rule 12b-1 Plans. CGM and other broker-dealers, financial intermediaries and financial institutions (each called a “Service Agent”) that currently offer Fund shares will continue to make the Fund’s shares available to their clients. Additional Service Agents may offer Fund shares in the future.

There is a contingent deferred sales charge (“CDSC”) of 4.50% on Class B shares, which applies if redemption occurs within one year from purchase payment. This CDSC declines thereafter by 0.50% the first year after purchase payment and thereafter by 1.00% per year until no CDSC is incurred. Class C shares also have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment.

For the period ended January 31, 2006, CDSCs paid to CGM, PFS, their affiliates and LMIS were approximately:

	Class B	Class C
CDSCs	$72,000	$0*
*	Amount represents less than $1,000.

The Fund has adopted an unfunded, non-qualified deferred compensation plan (the “Plan”) which allows non-interested trustees (“Trustees”) to defer the receipt of all or a portion of the trustees’ fees earned until a later date specified by the Trustees. The deferred fees earn a return based on notional investments selected by the Trustees. The balance of the deferred fees payable may change depending upon the investment performance. Any gains or losses incurred in the deferred balances are reported in the Statement of Operations under Trustees’ fees. Under the Plan, deferred fees are considered a general obligation of the Fund and any payments made pursuant to the Plan will be made from the Fund’s general assets. Effective January 1, 2006, the Board of Trustees voted to discontinue offering the plan to its members. This change will have no effect on fees previously deferred.

As of January 31, 2006, the Fund has accrued $12,884 as deferred compensation payable.

Certain officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

Smith Barney Exchange Reserve Fund 2006 Semi-Annual Report	13

Notes to Financial Statements (unaudited) (continued)

3.	Class Specific Expenses

The Fund has adopted a Rule 12b-1 distribution plan and under that plan, the Fund pays a distribution fee with respect to its Class B and C shares calculated at the annual rate of 0.50% of the average daily net assets for each respective class. Distribution fees are accrued daily and paid monthly.

For the six months ended January 31, 2006, class specific expenses were as follows:

	Distribution Fees	Transfer Agent Fees	Shareholder Reports Expenses

Class B	$145,140	$ 36,197	$ 5,646
Class C	340,182	234,732	10,208
Total	$485,322	$270,929	$15,854

4.	Distributions to Shareholders by Class

	Six Months Ended January 31, 2006	Year Ended July 31, 2005

Net Investment Income
Class B	$ 805,362	$ 880,661
Class C	1,761,660	1,399,554
Total	$2,567,022	$2,280,215

5.	Shares of Beneficial Interest

The Trust may issue an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Class B and C shares are available through exchange only, except that certain qualified and non-qualified retirement plans may make direct purchases. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of beneficial interest of the Fund, each at $1.00, were as follows:

	Six Months Ended January 31, 2006	Year Ended July 31, 2005
	Shares	Shares

Class B
Shares sold	15,603,481	32,765,538
Shares issued on reinvestment	725,873	693,747
Shares repurchased	(26,297,905)	(63,714,323)
Net Decrease	(9,968,551)	(30,255,038)

Class C
Shares sold	88,562,354	227,726,683
Shares issued on reinvestment	1,844,007	1,231,744
Shares repurchased	(73,247,607)	(216,525,397)
Net Increase	17,158,754	12,433,030

14	Smith Barney Exchange Reserve Fund 2006 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

6.	Capital Loss Carryforward

As of July 31, 2005, the Fund had a net capital loss carryforward of approximately $53 which expires on July 21, 2012. This amount will be available to offset like amounts of any future taxable gains.

7.	Regulatory Matters

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against SBFM and CGM relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Funds”).

The SEC order finds that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the fund’s investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also finds that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Funds’ best interests and that no viable alternatives existed. SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan prepared and submitted for approval by the SEC. The order also requires that transfer agency fees received from the Funds since December 1, 2004 less certain expenses be placed in escrow and provides that a portion of such fees may be subsequently distributed in accordance with the terms of the order.

Smith Barney Exchange Reserve Fund 2006 Semi-Annual Report	15

Notes to Financial Statements (unaudited) (continued)

The order required SBFM to recommend a new transfer agent contract to the Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Fund’s Board selected a new transfer agent for the Fund. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

At this time, there is no certainty as to how the proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. Although there can be no assurance, SBFM does not believe that this matter will have a material adverse effect on the Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

8.	Legal Matters

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM, (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC as described in Note 7. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the advisor for the Smith Barney family of funds, rescission of the Funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses.

On October 5, 2005, a motion to consolidate the five actions and any subsequently filed, related action was filed. That motion contemplates that a consolidated amended complaint alleging substantially similar causes of action will be filed in the future.

As of the date of this report, the Fund’s investment manager believes that resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Funds or the ability of the Fund’s investment manager and it affiliates to continue to render services to the Funds under their respective contracts.

*     *     *

Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGM and a number of its affiliates, including SBFM and Salomon Brothers Asset Management Inc (the “Advisers”), substantially all of the mutual funds managed by the Advisers, including the Fund (the “Funds”), and directors or trustees of the Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Advisers caused the Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary

16	Smith Barney Exchange Reserve Fund 2006 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

duty to the Funds by improperly charging Rule l2b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Funds failed to adequately disclose certain aspects of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Funds’ contracts with the Advisers, recovery of all fees paid to the Advisers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. While the lawsuit is in its earliest stages, to the extent that the Complaint purports to state causes of action against the Funds, the Fund’s investment manager believes the Funds have significant defenses to such allegations, which the Funds intend to vigorously assert in responding to the Complaint.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Defendants in the future.

As of the date of this report, the Fund’s investment manager and the Funds believe that the resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Funds or the ability of the Advisers and their affiliates to continue to render services to the Funds under their respective contracts.

The Defendants have moved to dismiss the Complaint. Those motions are pending before the court.

9. Other Matters

On September 16, 2005, the staff of the SEC informed SBFM and Salomon Brothers Asset Management Inc (“SBAM”) that the staff is considering recommending that the SEC institute administrative proceedings against SBFM and SBAM for alleged violations of Section 19(a) and 34(b) of the Investment Company Act (and related Rule 19a-1). The notification is a result of an industry wide inspection by the SEC and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. Section 19(a) and related Rule 19a-1 of the Investment Company Act generally require funds that are making dividend and distribution payments to provide shareholders with a written statement disclosing the source of the dividends and distributions, and, in particular, the portion of the payments made from each of net investment income, undistributed net profits and/or paid-in capital. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBFM or SBAM.

Although there can be no assurance, SBFM and SBAM believes that this matter is not likely to have a material adverse effect on the Fund or SBFM and SBAM’s ability to perform investment management services relating to the Fund.

Smith Barney Exchange Reserve Fund 2006 Semi-Annual Report	17

Board Approval of Management Agreement (unaudited)

Background

The members of the Board of Smith Barney Income Funds – Smith Barney Exchange Reserve Fund (the “Fund”), including the Fund’s independent, or non-interested, Board members (the “Independent Board Members”), received information from the Fund’s manager (the “Manager”) to assist them in their consideration of the Fund’s management agreement (the “Management Agreement”). The Board received and considered a variety of information about the Manager and the Fund’s distributor(s), as well as the advisory, and distribution arrangements for the Fund and other funds overseen by the Board, certain portions of which are discussed below.

The presentation made to the Board encompassed the Fund and all the funds for which the Board has responsibility. Some funds overseen by the Board have an investment advisory agreement and an administration agreement and some funds have an investment management agreement that encompasses both functions. The discussion below covers both advisory and administrative functions being rendered by the Manager whether a fund has a single agreement in place or both an advisory and administration agreement. The terms “Management Agreement”, “Contractual Management Fee” and “Actual Management Fee” are used in a similar manner to refer to both advisory and administration agreements and their related fees whether a fund has a single agreement or separate agreements in place.

Board Approval of Management Agreement

In approving the Management Agreement, the Fund’s Board, including the Independent Board Members, considered the following factors:

Nature, Extent and Quality of the Services under the Management

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager under the Management Agreement during the past year. The Board also received a description of the administrative and other services rendered to the Fund and its shareholders by the Manager. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager about the management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager took into account the Board’s knowledge and familiarity gained as Board members of funds in the Citigroup Asset Management (“CAM”) fund complex, including the scope and quality of the Manager’s investment management and other capabilities and the quality of its administrative and other services. The Board observed that the scope of services provided by the Manager had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Fund’s expanded compliance programs. The Board also considered the Manager’s response to recent regulatory compliance issues affecting it and the CAM fund complex. The Board reviewed information received from the Manager regarding the implementation to date of the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the Investment Company Act of 1940.

18	Smith Barney Exchange Reserve Fund

Board Approval of Management Agreement (unaudited) (continued)

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered the degree to which the Manager implemented organizational changes to improve investment results and the services provided to the CAM fund complex. The Board noted that the Manager’s Office of the Chief Investment Officer, composed of the senior officers of the investment teams managing the funds in the CAM complex, participates in reporting to the Board on investment matters. The Board also considered, based on its knowledge of the Manager and its affiliates, the financial resources available to CAM and its parent organization, Citigroup Inc.

The Board also considered the Manager’s brokerage policies and practices, the standards applied in seeking best execution, the Manager’s policies and practices regarding soft dollars, the use of a broker affiliated with the Manager and the existence of quality controls applicable to brokerage allocation procedures. In addition, management also reported to the Board on, among other things, its business plans, recent organizational changes and portfolio manager compensation plan.

At the Board’s request following the conclusion of the 2004 contract continuance discussions, the Manager prepared and provided to the Board in connection with the 2005 discussions an analysis of complex-wide management fees, which, among other things, set out a proposed framework of fees based on asset classes. The Board engaged the services of independent consultants to assist it in evaluating the Fund’s fees generally and within the context of the framework.

The Board concluded that, overall, the nature, extent and quality of services provided (and expected to be provided) under the Management Agreement were acceptable.

Fund Performance

The Board received and considered performance information for the Fund as well as for a group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Board also noted that it had received and discussed with management information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark(s).

The information comparing the Fund’s performance to that of its Performance Universe, consisting of all retail and institutional funds classified as “money market funds” by Lipper, showed that the Fund’s performance for all periods presented was below the median. The Board noted that the Fund is offered as an exchange vehicle only to Class B and Class C share investors and took into consideration the benefits to shareholders of this exchange privilege and the effect of related expenses upon performance. Based on the Board review, the Board continues to retain confidence in the Manager to seek to achieve the Fund’s investment objective and carry out its investment strategies.

Smith Barney Exchange Reserve Fund	19

Board Approval of Management Agreement (unaudited) (continued)

Management Fees and Expense Ratios

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) payable by the Fund to the Manager in light of the nature, extent and quality of the management services provided by the Manager . The Board also reviewed and considered whether fee waiver and/or expense reimbursement arrangements are currently in place for the Fund and considered the actual fee rate (after taking any waivers and reimbursements into account) (the “Actual Management Fee”) and whether any fee waivers and reimbursements could be discontinued.

Additionally, the Board received and considered information comparing the Fund’s Contractual Management Fees and Actual Management Fee and the Fund’s overall expenses with those of funds in both the relevant expense group and a broader group of funds, each selected and provided by Lipper. The Board also reviewed information regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Fund including, where applicable, separate accounts. The Manager reviewed with the Board the significant differences in scope of services provided to the Fund and to these other clients, noting that the Fund is provided with administrative services, office facilities, Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other Fund providers. The Board considered the fee comparisons in light of the differences required to manage these different types of accounts. The Board received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a proposed framework of fees based on asset classes.

Management also discussed with the Board the Fund’s distribution arrangements. The Board was provided with information concerning revenues received by and certain expenses incurred by the Fund’s affiliated distributors and how the amounts received by the distributors are paid.

The information comparing the Fund’s Class B shares’ Contractual and Actual Management Fees as well as its actual total expense ratio to its Expense Group, consisting of 15 retail back-end and level load funds (including the Fund) classified as “money market funds” by Lipper, showed that the Fund’s Contractual and Actual Management Fees were within the median range of management fees paid by the other funds in the Expense Group. The Board noted that the Fund’s actual total expense ratio was also within the median range.

Taking all of the above into consideration, the Board determined that the Management Fee was reasonable in light of the nature, extent and quality of the services provided to the Fund under the Management Agreement.

20	Smith Barney Exchange Reserve Fund

Board Approval of Management Agreement (unaudited) (continued)

Manager Profitability

The Board received and considered a profitability analysis of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the CAM fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data as well as a report from an outside consultant that had reviewed the Manager’s methodology. The Manager’s profitability was considered not excessive in light of the nature, extent and quality of the services provided to the Fund.

Economies of Scale

The Board received and discussed information concerning whether the Manager realizes economies of scale as the Fund’s assets grow beyond current levels. However, because of the nature of the Manager’s business, the Board could not reach definitive conclusions as to whether the Manager might realize economies of scale or how great they may be.

The Board noted that the Fund had not yet reached the specified asset level at which a breakpoint to its Contractual Management Fee would be triggered. The Board noted that the Fund’s Contractual Management Fee contains breakpoints or was now proposed to contain breakpoints and, accordingly, reflects the potential for hedging fund expenses as the Fund grows. The Board considered whether the breakpoint fee structure was a reasonable means of benefiting shareholders regardless of whether it achieves economies of scale.

The Board noted that Management Fee effective on or about October 1, 2005 will be 0.45% of the first $1 billion of assets; 0.425% of the next $1 billion of assets; 0.40% of the next $3 billion of assets; 0.375% of the next $5 billion of assets and 0.35% of assets over $10 billion.

Other Benefits to the Manager

The Board considered other benefits received by the Manager, and their affiliates as a result of their relationship with the Fund, including soft dollar arrangements, receipt of brokerage and the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management and other services to the Fund and the Manager’s ongoing commitment to the Fund, the profits and other ancillary benefits that the Manager and its affiliates received were considered reasonable.

In light of all of the foregoing, the Board approved the Management Agreement to continue for another year.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreements. The Independent Board Members were advised by separate independent legal counsel throughout the process. The Board discussed the proposed continuance of the Management Agreement in a private session with their independent legal counsel at which no representatives of the Manager were present.

Smith Barney Exchange Reserve Fund	21

Board Approval of Management Agreement (unaudited) (continued)

Additional Information

On June 23, 2005, Citigroup Inc. entered into a definitive agreement (the “Transaction Agreement”) with Legg Mason, Inc. under which Citigroup agreed to sell substantially all of its asset management business, Citigroup Asset Management (“CAM”), which includes the Adviser, to Legg Mason in exchange for the broker-dealer and investment banking businesses of Legg Mason and certain other considerations (the “Transaction”). The Transaction closed on December 1, 2005.

The consummation of the Transaction resulted in the automatic termination of the Fund’s current management agreement in accordance with the Investment Company Act of 1940, as amended (the “1940 Act”). Prior to the closing of the Transaction, the Fund’s Board approved a new management agreement between the Fund and the Adviser (the “New Management Agreement”).

On July 11, 2005, members of the Board discussed with CAM management and certain Legg Mason representatives the Transaction and Legg Mason’s general plans and intentions regarding CAM’s business and its combination with Legg Mason’s business. The Board Members also inquired about the plans for and anticipated roles and responsibilities of certain CAM employees and officers after the Transaction.

At a meeting held on August 1 2005, the Fund’s Board, including a majority of the Board Members who are not “interested persons” of the Fund or the Adviser as defined in the 1940 Act (the “Independent Board Members”), approved the New Management Agreement. To assist the Board in its consideration of the New Management Agreement, Legg Mason provided materials and information about Legg Mason, including its financial condition and asset management capabilities and organization, and CAM provided materials and information about the Transaction between Legg Mason and Citigroup. Representatives of CAM and Legg Mason also made presentations to and responded to questions from the Board. The Independent Board Members, through their independent legal counsel, also requested and received additional information from CAM and Legg Mason in connection with their consideration of the New Management Agreement. The additional information was provided in advance of and at the August meeting. After the presentations and after reviewing the written materials provided, the Independent Board Members met in executive session with their counsel to consider the New Management Agreement. The Independent Board Members of the Board also conferred separately and with their counsel about the Transaction on a number of occasions, including in connection with the July and August meetings.

In their deliberations concerning the New Management Agreement, among other things, the Board Members considered:

(i) the reputation, financial strength and resources of Legg Mason and its investment advisory subsidiaries;

(ii) that Legg Mason and its wholly-owned subsidiary, Western Asset Management Company and its affiliates (“Western Asset”), are experienced and respected asset management firms, and that Legg Mason has advised the Board Members that (a) it intends to combine the fixed income investment operations (including money market fund

22	Smith Barney Exchange Reserve Fund

Board Approval of Management Agreement (unaudited) (continued)

operations) of CAM with those of Western Asset and may also wish to combine other CAM operations with those of other Legg Mason subsidiaries; (b) after the closing of the Transaction, it will take steps to combine the investment management operations of Western Asset with the fixed income operations of the Adviser, which, among other things, may involve Western Asset and the Adviser sharing common systems and procedures, employees (including portfolio managers), investment and trading platforms, and other resources; (c) it is expected that these combination processes will result in changes to portfolio managers or portfolio management teams for a number of the CAM funds, subject to Board oversight and appropriate notice to shareholders, and that, in other cases, the current portfolio managers or portfolio management teams will remain in place; and (d) in the future, it may recommend that Western Asset or other Legg Mason subsidiaries be appointed as the adviser or subadviser to some or all of the CAM funds, subject to applicable regulatory requirements;

(iii) that CAM management had advised the Board that a number of portfolio managers and other key CAM personnel would be retained after the closing of the Transaction;

(iv) that, following the Transaction, CAM will be part of an organization focused on the asset management business;

(v) that CAM management and Legg Mason have advised the Board that following the Transaction, there is not expected to be any diminution in the nature, quality and extent of services provided to the Fund and their shareholders by the Adviser, including compliance services;

(vi) that Legg Mason has advised the Board that it has no present intention to alter the expense waivers and reimbursements currently in effect and, while it reserves the right to do so in the future, it would consult with the Board before making any changes.

(vii) that under the Transaction Agreement, Citigroup and Legg Mason have agreed not to take any action that is not contemplated by the Transaction or fail to take any action that to their respective knowledge would cause any of the requirements of Section 15(f) of the 1940 Act not to be met;

(viii) the assurances from Citigroup and Legg Mason that, for a three year period following the closing of the Transaction, Citigroup-affiliated broker-dealers will continue to offer the Fund as an investment product, and the potential benefits to Fund shareholders from this and other third-party distribution access;

(ix) the potential benefits to Fund shareholders from being part of a combined fund family with Legg Mason sponsored funds;

(x) that Citigroup and Legg Mason would derive benefits from the Transaction and that, as a result, they have a financial interest in the matters that were being considered;

(xi) the potential effects of regulatory restrictions on the Fund if Citigroup-affiliated broker-dealers remain principal underwriters of the Fund after the closing of the Transaction;

(xii) the fact that the Fund’s total advisory and administrative fees will not increase by virtue of the New Management Agreement, but will remain the same;

Smith Barney Exchange Reserve Fund	23

Board Approval of Management Agreement (unaudited) (continued)

(xiii) the terms and conditions of the New Management Agreement, including the differences from the current advisory agreement, and the benefits of a single, uniform form of agreement covering these services;

(xiv) that the Fund would not bear the costs of obtaining shareholder approval of the New Management Agreement;

(xv) that the Fund would avail itself of permissions granted under certain licensing arrangements between Citigroup and Legg Mason that would permit the Fund (including any share classes thereof) to maintain its current name, as well as all logos, trademarks and service marks, related to Citigroup or any of its affiliates for some agreed upon time period after the closing of the Transaction ; and

(xvi) that, as discussed in detail above, within the past year the Board had performed a full annual review of the current advisory agreement as required by the 1940 Act. In that regard, the Board, in its deliberations concerning the New Management Agreement, considered the same factors regarding the nature, quality and extent of services provided, costs of services provided, profitability, fall out benefits, fees and economies of scale and investment performance as it did when it renewed the current advisory agreement, and reached substantially the same conclusions.

24	Smith Barney Exchange Reserve Fund

Additional Shareholder Information (unaudited)

Results of a Special Meeting of Shareholders

On November 15, 2005, a Special Meeting of Shareholders was held to: (1) elect Trustees and (2) approve a new management agreement. The following table provides the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to the matter voted on at the Special Meeting of Shareholders.

1. Election of Trustees†

Nominees:	Votes For	Authority Withheld	Abstentions
Lee Abraham	363,970,309.421	12,151,009.270	7,498.080
Jane Dasher	364,159,098.896	11,962,219.795	7,498.080
Richard Hanson	364,145,994.128	11,975,324.563	7,498.080
Paul Hardin	364,043,269.081	12,078,049.610	7,498.080
Roderick Rasmussen	363,954,362.679	12,166,956.012	7,498.080
John Toolan	364,074,892.512	12,046,426.179	7,498.080
Jay Gerken	363,907,661.666	12,213,657.025	7,498.080

2. Approval of New Management Agreement

Item Voted On	Votes For	Votes Against	Abstentions	Broker Non-Votes
New Management Agreement	88,619,392	2,396,708	2,623,978	2,774,217

†Trustees are elected by the shareholders of all of the series of the Trust of which the Fund is a series.

Smith Barney Exchange Reserve Fund	25

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Smith Barney Exchange Reserve Fund

TRUSTEES	OFFICERS (continued)
Lee Abraham	John Chiota
Jane F. Dasher	Chief Anti-Money Laundering
R. Jay Gerken, CFA	Compliance Officer
Chairman
Richard E. Hanson, Jr.	Robert I. Frenkel
Paul Hardin	Secretary and
Roderick C. Rasmussen	Chief Legal Officer
John P. Toolan
INVESTMENT MANAGER
OFFICERS	Smith Barney Fund
R. Jay Gerken, CFA	Management LLC
President and Chief Executive
Officer	DISTRIBUTORS
Citigroup Global Markets Inc.
Andrew B. Shoup	Legg Mason Investor
Senior Vice President and	Services, LLC
Chief Administrative Officer	PFS Investments Inc.

Robert J. Brault	CUSTODIAN
Chief Financial Officer and	State Street Bank and
Treasurer	Trust Company

Kevin Kennedy	TRANSFER AGENT
Vice President and	PFPC Inc.
Investment Officer	4400 Computer Drive
Westborough, Massachusetts
Martin R. Hanley	01581
Vice President and
Investment Officer

Ted P. Becker
Chief Compliance Officer

Smith Barney Income Funds
Smith Barney Exchange Reserve Fund

The Fund is a separate investment fund of the Smith Barney Income
Funds, a Massachusetts business trust.

SMITH BARNEY EXCHANGE RESERVE FUND
Smith Barney Mutual Funds
125 Broad Street
10th Floor, MF-2
New York, New York 10004

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-451-2010.

Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Fund’s website at www.citigroupam.com and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Smith Barney Income Funds – Smith Barney Exchange Reserve Fund, but it may also be used as sales literature when preceded or accompanied by the current Prospectus.

This report must be preceded or accompanied by a free prospectus. Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.citigroupam.com

©2006 Legg Mason Investors
   Services, LLC.
Member NASD, SIPC

FD02388 3/06                     06-9749

ITEM 2.	CODE OF ETHICS.

Not Applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not Applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not Applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not Applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not Applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)	Not applicable.

(b)	Attached hereto.

Exhibit 99.CERT	Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002
Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Smith Barney Income Funds

By:	/s/ R. Jay Gerken (R. Jay Gerken) Chief Executive Officer of Smith Barney Income Funds

Date:	April 7, 2006

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken (R. Jay Gerken) Chief Executive Officer of Smith Barney Income Funds

Date:	April 7, 2006

By:	/s/ Robert J. Brault Robert J. Brault Chief Financial Officer of Smith Barney Income Funds

Date:	April 7, 2006